SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 24, 1997

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                      1-9019                     76-0040040
     (State or other                Commission               (I.R.S. Employer
      jurisdiction                 File Number)              Identification No.)
    of incorporation)

                  1330 Post Oak Boulevard, Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 623-6544





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Item 5.  OTHER EVENTS.

          Press Releases. The information set forth in the press releases of the registrant dated October 28, 1996, January 22, 1997 and January 23, 1997, respectively, each of which is filed as an exhibit hereto, is incorporated by reference herein.

          Director. Mr. Saul A. Fox resigned as a director of the Company effective as of January 13, 1997. The Board of Directors is searching for a replacement to fill his vacancy.

          The press releases contain forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational, implementation and opportunity risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially. The capital spending budget is subject to revision based upon results of activities, market conditions, acqusition opportunities and other factors.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits.


Exhibit
Number          Description
------          -----------
99.1       Press release dated October 28, 1996
99.2       Press release dated January 22, 1997
99.3       Press release dated January 23, 1997





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNION TEXAS PETROLEUM
                              HOLDINGS, INC.



                                    By:  /s/ Alan R. Crain, Jr.
                                         ---------------------------------
                                         Alan R. Crain, Jr.
                                         Vice President and General Counsel


Date: January 24, 1997





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                                INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------
99.1      Press release dated October 28, 1996
99.2      Press release dated January 22, 1997
99.3      Press release dated January 23, 1997